UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 29, 2006


                         CHINA EDUCATION ALLIANCE, INC.
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             (Exact name of registrant as specified in its charter)


         North Carolina                   333-101167             56-2012361
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(State or other jurisdiction of          (Commission           (IRS Employer
         incorporation)                  File Number)        Identification No.)


80 Heng Shan Road, Kun Lun Shopping Mall, Harbin, P.R. China            150090
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         (Address of principal executive offices)                     (Zip Code)


     Registrant's telephone number, including area code 011-86-451-8233-5794

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

         On September 29, 2006 China Education Alliance, Inc., a North Carolina corporation (the "REGISTRANT"), consummated a bridge financing pursuant to which the Registrant issued $1,530,000 aggregate principal amount of secured promissory notes (each, a "NOTE" and collectively, the "NOTES") and warrants to acquire an aggregate number of shares of common stock of the registrant equal to the highest dollar amount of the Principal prior to the Maturity Date for an exercise price per share of $ 0.50. The Notes were issued in favor of each of the following: (i) Hong Kong League Central Credit Union, a Hong Kong Credit Union and SBI Advisors, LLC, in its capacity as agent for lender (the "AGENT") for an aggregate principal amount of US$530,000, (ii) HIT Credit Union, a Hong Kong Credit Union and the Agent for an aggregate principal amount of US$470,000,
(iii) Sean Wallace and the Agent for an aggregate principal amount of US$100,000, (iv) R. Ralph Parks and the Agent for an aggregate principal amount of US$100,000, (v) Cambria Fund Investment, L.P., a California limited partnership, and the Agent for an aggregate principal amount of US$200,000, (vi) The Angeloff Family L.P., a California limited partnership and the Agent for an aggregate principal amount of US$100,000, and (vii) The Angeloff Family, LLC, a California limited liability company and the Agent for an aggregate principal amount of US$30,000.

         Each Note accrues interest at the rate of 6% per annum from September 29, 2006 to March 29, 2007, with interest payable each month commencing from November 1, 2006 and terminating on March 1, 2007, as well as March 29, 2007, which is the maturity date for each Note.

         The Notes constitute senior indebtedness of the Registrant. The Notes are guaranteed by Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si, Heilonghiang Zhonge Education Training Center and Harbin Zhonghelida Educational Technology Company Limited, (collectively, the "SUBSIDIARY GUARANTORS"), and Xinqun Yu (together with the Subsidiary Guarantors, the "GUARANTORS"), the chief executive officer and principal stockholder of the Registrant. The guarantee of Xinqun Yu is secured by his pledge of a number of shares of common stock of the Registrant to be determined from time to time as provided therein, with a value of $3,060,000. The number of shares initially pledged is 7,859,598.

         Under each Note, if one or more of the following events ("EVENTS OF DEFAULT") shall have occurred and be continuing: (a) the Registrant's failure to pay any amount due under each Note within five (5) days of the due date of such payment, (b) the Registrant's failure to observe or perform any covenant or agreement of each Note, (c) any representation, warranty, certification or statement made by the Registrant or any Guarantor (as defined below) in any the documents issued in connection with the Note shall prove to have been incorrect in any material respect when made (or deemed made), (d) a judgment or order for the payment of money shall be rendered against the Registrant or any subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of ten (10) days, (e) the Registrant or any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing, (f) an involuntary case or other proceeding shall be commenced against the Registrant or any Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days, or an order for relief shall be entered against the Registrant or any subsidiary, as applicable, under the federal bankruptcy laws, (g) the security interest shall, for any reason (other than the holder's failure to renew the filing of any Uniform Commercial Code financing statement), cease to be a first priority, perfected security interest in and to any collateral and such event is not remedied within five (5) days of such failure, (h) any Guarantor shall fail to observe or perform any covenant or agreement in the Guarantee Agreement (as defined below) or Xinqun Yu shall fail to observe or perform any covenant or agreement in the Stock Pledge Agreement (as defined below), (i) any representation, warranty, certification or statement made by any Guarantor in the Guarantee Agreement or the Stock Pledge Agreement, or in any document delivered pursuant to these transactions shall prove to have been incorrect in any material respect when made (or deemed made), (j) a judgment or order for the payment of money shall be rendered against any the Registrant or any Guarantor and such judgment or order shall continue unsatisfied and unstayed for a period of ten (10) days, (k) any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing, or
(l) an involuntary case or other proceeding shall be commenced against any Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days; or an order for relief shall be entered against any Guarantor, as applicable, under the federal bankruptcy laws as now or hereafter in effect, or (m) there shall have occurred any change in control, then, and in every such event, the principal, accrued interest thereon and all other amounts owing hereunder shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Registrant. In the case of any of the Events of Default specified in clause (e), (f), (k), or (l) above, without any notice to the Registrant or any other act by the holder, the principal, accrued interest thereon and all other amounts owing hereunder shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Registrant.

         The Warrants are exerciable at the exercise price per share of $0.50 for a period of two years.

         The Notes and the Warrants have been issued and sold in reliance upon exemption under Section 4(2) of the Securities Act of 1933, as amended.

         On September 29, 2006, each of Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si, Heilonghiang Zhonge Education Training Center, Harbin Zhonghelida Educational Technology Company Limited, which is a wholly-owned subsidiary of the Registrant and Xinqun Yu, Chief Executive Officer and principal stockholder of the Registrant (each, a "GUARANTOR" and collectively, the "GUARANTORS"), entered into a Guarantee Agreement (the "GUARANTEE AGREEMENT"), pursuant to which the Guarantors, jointly and severally, subject to limitations set forth in the Guarantee Agreement, have agreed to guarantee the timely performance, payment, and collectability of all the obligations of the Registrant pursuant to the Notes. The maturity of the obligations guaranteed under the Guarantee Agreement may be accelerated as provided in the Notes, notwithstanding any stay, injunction, or other prohibition preventing such acceleration in respect of the obligations guaranteed. In the event of such acceleration, such obligations such forthwith become immediately due and payable by the Guarantors.

         On September 29, 2006, Xinqun Yu, who is the record and beneficial owner of 38,050,000 shares of the Registrant entered into a Stock Pledge Agreement with the Agent, pursuant to which he has granted a first priority security interest in favor of the Agent for the equal and ratable benefit of each holder of the Note, in the shares of Common Stock (initially 7,859,589 shares), cash dividends and other payments thereon. The number of pledged shares shall equal the quotient of (A) divided by (B), where (A) equals 3,060,000 and where (B) equals the average closing price for the Common Stock on the principal United States market on which it is quoted or trades for the 30 day period prior to the date of determination.

         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial Statements of Business Acquired.

                  Not Applicable

                  (b) Pro Forma Financial Information

                  Not Applicable

         (c) Exhibits.


EXHIBIT NO.         DOCUMENT
-----------         --------

10.1*               Form of Promissory  Note,  dated  September 29, 2006, by the
                    Registrant

10.2* Stock Pledge Agreement, dated September 29, 2006, between Xinqun Yu and the Agent

10.3* Guarantee Agreement, dated as of September 29, 2006, among Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si, Heilonghiang Zhonge Education Training Center, Harbin Zhonghelida Educational Technology Company Limited, Xinqun Yu, and the Agent


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*Previously filed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 1, 2006

                                             CHINA EDUCATION ALLIANCE, INC.

                                             By: /s/ Xinqun Yu
                                             Name:   Xinqun Yu
                                             Title:  Chief Executive Officer